UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

INVESCO DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

INVESCO DB ENERGY FUND; INVESCO DB OIL

FUND; INVESCO DB PRECIOUS METALS FUND; INVESCO DB GOLD FUND; INVESCO DB SILVER FUND; INVESCO DB BASE METALS FUND; INVESCO DB AGRICULTURE FUND

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Delaware	87-0778053 (Trust)
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238
(Commission File Numbers)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 24, 2018, Mr. Steven M. Hill informed the Invesco DB Multi-Sector Commodity Trust (the “Trust”) that he plans to retire from all positions with Invesco Capital Management LLC and its affiliates, including his position as Principal Financial and Accounting Officer of the Trust, Invesco DB Energy Fund, Invesco DB Oil Fund, Invesco DB Precious Metals Fund, Invesco DB Gold Fund, Invesco DB Base Metals Funds, Invesco DB Agriculture Fund and Invesco DB Silver Fund, effective September 4, 2018. The Trust currently expects that a new Principal Financial and Accounting Officer will be appointed effective at the close of business that day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Energy Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Oil Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Precious Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Gold Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Silver Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Base Metals Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer

Invesco DB Agriculture Fund, a series of Invesco DB Multi-Sector Commodity Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:	/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	July 23, 2018
		Title:	Principal Executive Officer